                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               DECEMBER 17, 1999



                                EEX CORPORATION
             (Exact name of Registrant as specified in its charter)

    TEXAS                1-12905              75-2421863
(State or other        (Commission         (I.R.S. Employer
jurisdiction of        File Number)       Identification No.)
 incorporation)
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2500 CityWest Boulevard, Suite 1400, Houston, Texas     77042
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including Area Code  (713)243-3100
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ITEM 2.  Acquisition or Disposition of Assets

On December 17, 1999, EEX Corporation (the "Company") closed the previously announced purchase of oil and gas assets of Tesoro Petroleum Corporation. The
Stock Purchase Agreement dated as of October 8, 1999, between EEX Operating LLC
("EEX Operating") and Tesoro Petroleum Corporation and Tesoro Gas Resources
Company, Inc. was amended on December 16, 1999, and three corollary purchase agreements were entered into on December 17, 1999. The amendment and purchase agreements provide for the purchase of (i) all of the member interests in four limited liability companies which, together, own all of the partnership interests of Tesoro E&P Company, L.P. (whose name was changed after closing to EEX E&P Company, L.P., "E&P"), owner of the oil and gas assets ("Oil and Gas
Interests"), and (ii) all of the issued and outstanding stock of Tesoro Natural
Gas Company and Tesoro Gathering Company, which together own all of the partnership interests in Tesoro Pipeline Company, L.P., which owns partnership interests in pipeline and gathering systems ("Pipeline Interests"). EEX
Operating acquired the Pipeline Interests. The adjusted purchase price for the Oil and Gas Interests was $209.1 million and for the Pipeline Interests, $5.7 million.

The oil and gas assets are located principally in South Texas and the Gulf Coast and include natural gas fields that currently produce approximately 80 million cubic feet of gas equivalent per day. The preliminary estimate by the Company's outside reserve engineers of year end net total proved reserves is approximately
175 billion cubic feet equivalent.

The Oil and Gas Interests were acquired by EEX Reserves Funding LLC ("Reserves
Funding"), a limited liability company half-owned by subsidiaries of the Company, EEX Operating (49%) and EEX Capital, Inc. (1%), and half-owned by Bob
West Treasure L.L.C. ("Treasure"). EEX Capital is the managing member of
Reserves Funding.

E&P is managed through an operating services agreement with the Company. The
Company has established an office in San Antonio with approximately 30 employees.

At the same time E&P entered into a forward sale of natural gas with Treasure.
E&P received $105 million for its obligation to deliver approximately 50 billion cubic feet of natural gas during the next five years. Treasure receives an adjusted index price monthly for the committed volume. In the event production is not delivered, the obligation may be settled with a cash payment from E&P.
Treasure also has a lien on E&P's oil and gas properties as security in the event the committed volumes are not delivered or cash payment is not made. The forward sale agreement also enables E&P to act as Treasure's marketing agent to market the committed production. E&P, at its discretion, may terminate the prepayment obligation by paying Treasure a predetermined amount. The Company assigned to Treasure certain hedges related to the production to be delivered and has agreed to cause E&P to perform certain of its obligations under the forward sale agreement, as further described in Exhibit 99.8 to this report.

The Company loaned Reserves Funding $100 million in a convertible subordinated note which was used as part of the purchase price. The note and any future advances made to Reserves Funding may be converted into equity interests in Reserves Funding when the forward sale has terminated.

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EEX Capital also entered into a call option to purchase Treasure's equity interest in Reserves Funding at the lower of fair market value or $5.0 million at any time after settlement of the forward sale. This call option is payable in either cash or common stock of EEX Corporation at the Company's option.


ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

The financial statements required by this item are not included with this report and will be filed by amendment within 60 days of the date this report must be filed.

     (b)  Pro forma financial information.

The pro forma financial information required by this item are not included with this report and will be filed by amendment within 60 days of the date this report must be filed.

     (c)  Exhibits.

     99.1 First Amendment to Stock Purchase Agreement dated December 16, 1999, effective October 8, 1999, among Tesoro Petroleum Corporation, Tesoro Gas
     Resources Company, Inc., EEX Operating LLC and EEX Corporation

     99.2  Purchase Agreement dated December 17, 1999 between Tesoro Petroleum
     Corporation and Tesoro Gas Resources Company, Inc. and EEX Operating LLC
     (sale of membership interests in Tesoro Grande LLC)

     99.3  Purchase Agreement dated December 17, 1999 between Tesoro Petroleum
     Corporation and Tesoro Gas Resources Company, Inc. and EEX Operating LLC
     (sale of membership interests in Tesoro Reserves, LLC)

     99.4  Purchase Agreement dated December 17, 1999 between Tesoro Petroleum
     Corporation and Tesoro Gas Resources Company, Inc. and EEX Operating LLC
     (sale of membership interests in Tesoro Southeast LLC)

     99.5 Natural Gas Prepaid Forward Sale Contract dated December 17, 1999 between EEX E&P Company, L.P. and Bob West Treasure L.L.C.

     99.6  Call Agreement dated December 17, 1999, between EEX Capital, Inc. and
     Bob West Treasure L.L.C.

     99.7  Subordinated Convertible Note dated December 17, 1999, from EEX
     Reserves Funding LLC to EEX Corporation

     99.8  EEX Corporation Undertaking dated December 17, 1999

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              EEX Corporation

                                   By: /s/ T. E. Coats
                                       -------------------
                                        T. E. Coats
                                       Vice President and
                                       Controller

Date:  December 29, 1999

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                                 Exhibit Index

Exhibit No.                                                 Description
             99.1   First Amendment to Stock Purchase Agreement dated December 16, 1999, effective October 8,
                    1999, among Tesoro Petroleum Corporation, Tesoro Gas Resources Company, Inc., EEX
                    Operating LLC and EEX Corporation
             99.2   Purchase Agreement dated December 17, 1999 between Tesoro Petroleum Corporation and Tesoro
                    Gas Resources Company, Inc. and EEX Operating LLC (sale of membership interests in Tesoro
                    Grande LLC)
             99.3   Purchase Agreement dated December 17, 1999 between Tesoro Petroleum Corporation and Tesoro
                    Gas Resources Company, Inc. and EEX Operating LLC (sale of membership interests in Tesoro
                    Reserves, LLC)
             99.4   Purchase Agreement dated December 17, 1999 between Tesoro Petroleum Corporation and Tesoro
                    Gas Resources Company, Inc. and EEX Operating LLC (sale of membership interests in Tesoro
                    Southeast LLC)
             99.5   Natural Gas Prepaid Forward Sale Contract dated December 17, 1999 between EEX E&P Company,
                    L.P. and Bob West Treasure L.L.C.
             99.6   Call Agreement dated December 17, 1999, between EEX Capital, Inc. and Bob West Treasure
                    L.L.C.
             99.7   Subordinated Convertible Note dated December 17, 1999, from EEX Reserves Funding LLC to EEX
                    Corporation
             99.8   EEX Corporation Undertaking dated December 17, 1999
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